EXHIBIT 10.2

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of December 15, 2016 (the “Effective Date”), by and among Tesla 2014 Warehouse SPV LLC (the “Borrower”), Tesla Finance LLC, as servicer (“TFL”), the lenders (the “Lenders”) and group agents party thereto from time to time, and Deutsche Bank AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used in this Amendment (including the Recitals), to the extent not otherwise defined herein, shall have the respective meanings assigned such terms in the Loan and Security Agreement, dated August 31, 2016 (as amended heretofore, the “Loan and Security Agreement”), among the Borrower, TFL, Lenders and group agents party thereto from time to time and the Administrative Agent.

RECITALS

WHEREAS, the Borrower, TFL and the Administrative Agent desire to make certain amendments to the Loan and Security Agreement on the terms and conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendments to the Loan and Security Agreement.
(a)	The definition of “Eligible Interest Rate Hedge Provider” contained in Section 1.01 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

““Eligible Interest Rate Hedge Provider” shall mean, with respect to an Interest Rate Hedge, (a) Deutsche Bank AG, Citibank, N.A. and any other Lender or Affiliate thereof approved by TFL in writing, or (b) a financial institution that has applicable ratings equal to at least the Required Ratings.”

(b)	The definition of “Facility Limit” contained in Section 1.01 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

““Facility Limit” shall mean $600,000,000, as such amount may be reduced from time to time in accordance with Section 2.11 or terminated in accordance with Section 8.02 or Section 12.01.”

(c)	The definition of “Mark to Market Adjustment Date” contained in Section 1.01 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

““Mark to Market Adjustment Date” shall mean the last day of each of February, May, August and November, commencing November 30, 2016.”

(d)	The definition of “Quarterly Report Date” contained in Section 1.01 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

““Quarterly Report Date” shall mean the Determination Date in each of the months of March, June, September and December.

(e)	The definition of “RVPR Calculation Date” contained in Section 1.01 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

““RVPR Calculation Date” shall mean the last day of each February, May, August and November, commencing November 30, 2016.”

(f)	The reference to “$20,000” in clause (iv) of Section 2.04(c) of the Loan and Security Agreement is hereby deleted and replaced with “$25,000.”
(g)

The words “February, May, August and November” in clause (ii) of the last paragraph of Section 2.08 of the Loan and Security Agreement are hereby deleted and replaced with “March, June, September and December.”

(h)	A new subclause (w) shall be added to Section 4.01 of the Loan and Security Agreement immediately after subclause (v) thereof as follows:

“(w)  Eligible Asset.  The Loans are an “eligible asset” as defined in Rule 3a-7 of the Investment Company Act of 1940, as amended.”

(i)	Each reference to “Section 6.02(m)” in Section 5.02(g) of the Loan and Security Agreement is hereby deleted and replaced with “Section 6.01(m).”
(j)	The first sentence of the final paragraph of Section 6.01(m) of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

“On or prior to the effective date of any Interest Rate Hedge, the Borrower shall establish and thereafter maintain an Eligible Account in the name of the Borrower with respect to each Interest Rate Hedge Counterparty, other than Deutsche Bank AG, Citibank, N.A. and any other Lender or Affiliate thereof approved by TFL in writing (a “Hedge Counterparty Collateral Account”) in trust and for the benefit of the Lenders and the related Interest Rate Hedge Counterparty.”

(k)	Section 6.03(a) of the Loan and Security Agreement is hereby amended by adding the following after “(a) Notice of Certain Events.”:

“The Servicer shall furnish to the Administrative Agent:”

(l)	Section 6.03(a)(i) of the Loan and Security Agreement is hereby amended by deleting the words “the Servicer will furnish to the Administrative Agent and each Group Agent.”
(m)	The second sentence of Section 8.02(b) of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

“Without limiting the generality of the foregoing, if an Event of Default has occurred and has not been waived, the Administrative Agent may, with prior written consent from each Group Agent, and shall, at the written direction of each Group Agent, sell the Collateral or any part thereof in any commercially reasonable manner at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory.”

(n)	Section 9.01 of the Loan and Security Agreement is hereby amended by adding the following at the end thereof:

“Upon receiving a notice, report, statement, document or other communication from the Borrower or the Servicer pursuant to Section 2.01(d)(i), Section  2.01(d)(iii),  Section 2.08, Section 6.03(a), Section 6.03(c) or Section 7.02(c), the Administrative Agent shall promptly deliver to each Group Agent a copy of such notice, report, statement, document or communication.”

(o)	Section 12.10(b) of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

“(b)Assignment by Conduit Lender.  This Agreement and the rights of each Conduit Lender hereunder (including each Loan made by it hereunder) shall be assignable by such Conduit Lender and its successors and permitted assigns (1) to any Program Support Provider of such Conduit Lender or any collateral agent or collateral trustee under its related commercial paper program documents without prior notice to or consent from any Tesla Party or any other party, or any other condition or restriction of any kind or (2) with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed, to any other Eligible Assignee; provided, however, that such consent shall not be required if an Event of Default, Default or Servicer Default has occurred and is continuing).”

(p)	Section 12.13 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

“Section 2.13 No Petition. Each party hereto agrees, prior to the date which is one (1) year and one (1) day after the payment in full of all indebtedness for borrowed money of the Borrower, not to:

(a)

acquiesce, petition or otherwise, directly or indirectly, invoke, or cause the Borrower to invoke, the process of any Official Body for the purpose of (i) commencing or sustaining a case against Borrower, under any federal or state bankruptcy, insolvency or similar law (including the Bankruptcy Code), (ii)

appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Borrower, or any substantial part of the property of the Borrower, or (iii) ordering the winding up or liquidation of the affairs of the Borrower, or

(b)

acquiesce, petition or otherwise, directly or indirectly, invoke, or cause any Conduit Lender to invoke, the process of any Official Body for the purpose of (i) commencing or sustaining a case against a Conduit Lender, under any federal or state bankruptcy, insolvency or similar law (including the Bankruptcy Code), (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for a Conduit Lender, or any substantial part of the property of a Conduit Lender, or (iii) ordering the winding up or liquidation of the affairs of a Conduit Lender.”

(q)	Section 12.21 of the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

“SECTION 12.21  Back-Up Servicing. The Administrative Agent, the Group Agents and TFL agree to discuss in good faith on an ongoing basis TFL’s ability to perform its obligations under the Transaction Documents without the need for a Back-Up Servicer and, if the Administrative Agent and TFL agree in writing that TFL has such ability, then TFL may, with prior written consent from each Group Agent (such consent not to be unreasonably withheld), and shall, at the written direction of each Group Agent, upon 30 days’ prior written notice, terminate the Back-Up Servicer, and, for the avoidance of doubt, no Back-Up Servicer shall thereafter be required and no Back-Up Servicing Fees shall thereafter be payable.”

(r)	A new Section 12.22 is hereby added to the Loan and Security Agreement in appropriate numerical order reading in its entirety as follows:

“SECTION 12.22 Limited Recourse Against Conduit Lenders. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to such Conduit Lender after paying or making provision for the payment of its Short-Term Notes.  All payment obligations of any Conduit Lender hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Short-Term Notes; and each of the Borrower, the Servicer and the Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to any Conduit Lender to pay such amounts after paying or making provision for the payment of its Short-Term Notes.”

(s)	Exhibit N to the Loan and Security Agreement is hereby deleted in its entirety and replaced with the Exhibit N attached hereto as Schedule 1.

2.Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied or waived by:

(a)The Administrative Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)The representations and warranties set forth herein and in the Transaction Documents (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) shall be true and correct in all material respects.

(c)The Administrative Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Administrative Agent.

3.Representations and Warranties.  The Borrower and TFL each individually represents and warrants to Administrative Agent and the Lenders as follows:

(a)Authority.  Such Person has the requisite power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Transaction Documents (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by such Person of this Amendment have been duly approved by all necessary action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on such Person, which would be reasonably likely to have a Material Adverse Effect.

(b)Enforceability.  This Amendment and each Transaction Document (as amended or modified hereby) is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their terms, except as enforceability may be limited by equitable principles relating to enforceability or by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally.

(c)Representations and Warranties.  The representations and warranties contained in each Transaction Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d)No Default.  After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

4.Choice of Law.  The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

5.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6.Reference to and Effect on the Transaction Documents. Upon and after the effectiveness of this Amendment, each reference in the Loan and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Loan and Security Agreement, and each reference in the other Transaction Documents to “the Loan and Security Agreement”, “thereof” or words of like import referring to the Loan and Security Agreement, shall mean and be a reference to the Loan and Security Agreement as modified and amended hereby. This Amendment shall constitute a “Transaction Document” for all purposes of the Loan and Security Agreement and the other Transaction Documents.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TFL:

TESLA FINANCE, LLC

By: /s/ William Donnelly
Name: William Donnelly
Title:    President

[Signature Page to Amendment No. 2 to Loan and Security Agreement]

BORROWER:

TESLA 2014 WAREHOUSE SPV, LLC

By: /s/ Susan Repo
Name: Susan Repo
Title:   Vice President

[Signature Page to Amendment No. 2 to Loan and Security Agreement]

ADMINISTRATIVE AGENT AND LENDER:

DEUTSCH BANK AG, NEW YORK BRANCH

By: /s/ Katherine Bologna
Name: Katherine Bologna
Title:   Director

By: /s/ Maureen Farley
Name: Maureen Farley
Title:  Vice President

[Signature Page to Amendment No. 2 to Loan and Security Agreement]

Schedule 1

Exhibit N

to Loan and Security Agreement

Form of Assumption Agreement

THIS ASSUMPTION AGREEMENT (this “Agreement”), dated as of [_________ ___, ____], is among Tesla 2014 Warehouse SPV LLC (the “Borrower”), [_____________], as a Conduit Lender (the “New Conduit Lender[s]”), [_____________], as a Related Committed Lender (the “New Committed Lender[s]” and together with the New Conduit Lender[s], the “New Lenders”), [_____________], as group agent for the New Lenders (the “New Group Agent” and together with the New Lenders, the “New Group”) and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Lender and as a Group Agent.1

BACKGROUND

The Borrower and various others are parties to a certain Loan and Security Agreement (Warehouse SUBI Certificate), dated as of August 31, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Loan Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.

This letter constitutes an Assumption Agreement pursuant to Section 12.10(j) of the Loan Agreement.  The Borrower desires the New Lenders and the New Group Agent to become a Group under the Loan Agreement, and upon the terms and subject to the conditions set forth in the Loan Agreement, the New Lenders and the New Group Agent agree to become a Group thereunder, each in the respective capacities set forth on the signature pages hereto.

SECTION 2.

Upon execution and delivery of this Agreement by the Borrower and each member of the New Group, satisfaction of the other conditions with respect to the addition of a Group specified in Section 12.10(j) of the Loan Agreement (including the written consent of the Administrative Agent) and receipt by the Administrative Agent of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto:

(a)	[each of] the New Conduit Lender[s] shall become a party to, and have all of the rights and obligations of, a Conduit Lender under the Loan Agreement;
(b)

[each of] the New Committed Lender[s] shall become a party to, and have the rights and obligations of, a Committed Lender under the Loan Agreement and the Commitment shall be as set forth on its signature page hereto;

[1]	Note: Each existing Committed Lender and Group Agent should be included as parties to the Assumption Agreement.

(c)	the New Group Agent shall become a party to, and have all the rights and obligations of, a Group Agent under the Loan Agreement;
(d)

the New Committed Lender shall make a Loan to the Borrower by transferring to the Administrative Agent an amount equal to the product of (x) the Loan Balance with respect to all outstanding Loans made by each existing Committed Lender prior to giving effect to the Loan to be made by the New Committed Lender described in this clause (d) (such amount, the “Existing Loan Balance”) multiplied by (y) a fraction the numerator of which is the Commitment Amount of the New Committed Lender and the denominator of which is the aggregate Commitments of all Committed Lenders (including the New Committed Lender) (such amount, the “Committed Balancing Amount”);

(e)

the Administrative Agent shall distribute to existing Committed Lenders (as principal repayment of their Loans) the applicable portion of the Commitment Balancing Amount, if any, such that (i) the Loan to be made by the New Committed Lender described in Section 2(d) will not increase the Existing Loan Balance and (ii) the New Committed Lender’s Loan to the Borrower will be proportionate to the Loans of each other Committed Lender based on their relative Commitment;

(f)

the Administrative Agent shall record in the Register (i) the relevant information with respect to the New Group, (ii) the Loan made by the New Committed Lender described in clause (d) of this Section 2 and (iii) the application of the Commitment Balancing Amount as described in clause (e) of this Section 2;

(g)

each existing Committed Lender shall, to the extent such rights have been assigned by it under this Agreement, relinquish its assigned rights and be released from its assigned obligations under the Loan Agreement, except for those rights that expressly survive the termination of the Loan Agreement by its terms;

(h)

the Administrative Agent shall make, or cause to be made, all payments under the Loan Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the New Group; and

(i)	each existing Committed Lender and the New Group shall make all appropriate adjustments in payments under the Loan Agreement for periods prior to the date hereof directly among themselves.
SECTION 3.

The parties hereto agree that immediately after giving effect to (a) this Agreement, (b) the Loan made by the New Committed Lender described in Section 2(d) and (c) the application of the Commitment Balancing Amount as described in Section 2(e), the Commitment, Loan and Percentage of each Lender are as set forth in Schedule I attached hereto.

SECTION 4.	The Administrative Agent and each Group Agent as of the date hereof hereby consent to the addition of the New Conduit Lender[s] and the New Committed Lender[s] as Lenders under the Loan Agreement.
SECTION 5.

Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Borrower or any Conduit Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing commercial paper notes issued by the Borrower is paid in full. The covenant contained in this paragraph shall survive any termination of the Loan Agreement.

SECTION 6.  Deutsche Bank and the New Group confirm and agree with each other and the other parties to the Loan Agreement that:  (i) other than as provided herein, Deutsche Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto; (ii) the New Group confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) the New Group will, independently and without reliance upon Deutsche Bank or any other Lender party to the Loan Agreement and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv)  the New Lenders appoints and authorizes the New Group Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; (v) the New Lenders agree that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender and (vi) the New Group Agent agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Group Agent.

SECTION 7.  The Short-Term Note Rate applicable to the New Conduit Lender[s] for any Interest Period (or portion thereof), shall be determined as follows: [________________].

SECTION 8.

THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.  This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

[___________], as a Conduit Lender

By:___________________________
Name Printed:
Title:
[Address]

[___________], as a Committed Lender
for the New Group

By:_______________________________
Name Printed:
Title:
[Address]
[Commitment]
[Scheduled Termination Date]

[_____________], as Group Agent
for the New Group

By:_______________________________
Name Printed:
Title:
[Address]

TESLA 2014 WAREHOUSE SPV LLC, as Borrower

By:_______________________________
Name Printed:
Title:

Schedule I

Lender	Lender Type	Commitment	Loan	Percentage
Deutsche Bank AG, New York Branch	Committed Lender	$[_________]	$[_________]	[__]%
[_______]	[________]	$[_________]	$[_________]	[__]%